SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported):               March 20, 2003

                             EASTGROUP PROPERTIES, INC.
                --------------------------------------------------
                (Exact Name of registrant as specified in charter)

         Maryland                       1-7094                  13-2711135
------------------------------- ---------------------------- -----------------
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)

                              300 One Jackson Place
                             188 East Capitol Street
                                 Jackson, MS 39201
                    ----------------------------------------
                    (Address of principal executive offices)

                                  (601)354-3555
                    ----------------------------------------
                         (Registrant's telephone number,
                               including area code)



            -----------------------------------------------------------
            Former name or former address, if changed since last report

ITEM 7.  Financial Statements and Exhibits

(c) Exhibits.
Exhibit 99.1      Transmittal Letter
Exhibit 99.2      Certification of David H. Hoster II, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350
Exhibit 99.3      Certification of N. Keith McKey, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350


ITEM 9.  Regulation FD Disclosure

     Registrant filed as correspondence accompanying its Annual Report on Form 10-K for its fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission on March 20, 2003, the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 20, 2003

                                     EASTGROUP PROPERTIES, INC.
                                     (Registrant)


                                     By:   /s/ N. KEITH MCKEY
                                          ---------------------------
                                          N. Keith McKey
                                          Chief Financial Officer

Exhibit Index

Exhibit No.       Description
99.1              Transmittal Letter
99.2              Certification of David H. Hoster II, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350
99.3              Certification of N. Keith McKey, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350

                                                              EXHIBIT 99.1



                                                              March 20, 2003


VIA EDGAR


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      EastGroup Properties, Inc.
                  Annual Report on Form 10-K
                  For the Year ended December 31, 2002


Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                         Very truly yours,

                                         EASTGROUP PROPERTIES, INC.


                                         By:  /s/ N. KEITH MCKEY
                                              ------------------------
                                              N. Keith McKey
                                              Chief Financial Officer

                                                              EXHIBIT 99.2

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EastGroup Properties, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
H. Hoster II, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ DAVID H. HOSTER II
                                         -----------------------------
                                         David H. Hoster II
                                         Chief Executive Officer
                                         March 20, 2003

                                                              EXHIBIT 99.3


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EastGroup Properties, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Keith McKey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ N. KEITH MCKEY
                                         --------------------------
                                         N. Keith McKey
                                         Chief Financial Officer
                                         March 20, 2003